Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report of Cannonau Corp. (the "Company") on Form 10-K/A2 for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Carmen J. Carbona, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 13th day of June 2022.

/s/Carmen J. Carbona

Carmen J. Carbona

Certification of Principal Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Cannonau Corp., and will be retained Cannonau Corp. and furnished to the Securities and Exchange Commission or its staff upon request.